SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._)

Filed by the Registrant /X/

Filed by a Party Other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Material
/ / Soliciting Material Pursuant to Section 240.14a-12

                      HEMACARE CORPORATION
      (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

                                         /X/   No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:

      ---------------------------------------------------------------
2)    Aggregate number of securities to which transactions applies:

      ---------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ---------------------------------------------------------------
4)    Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------
5)    Total fee paid:

      ------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

------------------------------------------------------------
2)	Form, Schedule or Registration Statement No.:

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3)	Filing Party:

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4)	Date Filed:

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

                              [LOGO]

                       HEMACARE CORPORATION
                       ___________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held May 25, 2004

                       ___________________

The 2004 annual meeting of the shareholders (the "Meeting") of HemaCare Corporation (the "Company") will be held on Tuesday, May 25, 2004, at
9:00 a.m. (local time), at the Company's corporate headquarters located at 21101 Oxnard Street, Woodland Hills, California 91367, for the following purposes:

1.	Election of Directors.  To elect five persons to the Board of
        Directors of the Company to serve until the annual meeting of shareholders to be held in 2005, or until their respective successors have been elected and qualified. The following persons are the Board of Directors' nominees: Julian L. Steffenhagen, Steven B. Gerber, M.D., Judi Irving, Robert L. Johnson and Terry Van Der Tuuk.

2.	Other Business.  To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Only holders of record of Common Stock of the Company at the close of business on April 7, 2004 (the "Shareholders") will be entitled to notice of and to vote, in person or by proxy, at the Meeting or any continuation, adjournment or postponement thereof.

The Proxy Statement, which accompanies this Notice, contains additional information regarding the proposals to be considered at the Meeting, and Shareholders are encouraged to read it in its entirety.

As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these material will be first mailed to Shareholders on or about April 8, 2004.

To ensure that your shares may be represented at the Meeting and to assure the presence of a quorum, please complete, date and sign the enclosed Proxy and return it promptly in the self-addressed, stamped envelope enclosed for that purpose, whether or not you expect to attend the Meeting in person.

                                     By Order of the Board of Directors,

                                     /s/ JoAnn R. Mannise
                                     -----------------------------
                                     JoAnn R. Mannise, Secretary

Woodland Hills, California
April 8, 2004

                IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE,
  SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON.
       THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                              HEMACARE CORPORATION
                               21101 Oxnard Street
                        Woodland Hills, California  91367
                                 (818) 226-1968
                          _____________________________

                                PROXY STATEMENT
                          _____________________________

                              GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HemaCare Corporation (the "Company"), for use at the annual meeting of the shareholders of the Company (the "Meeting") to be held at the Company's corporate headquarters, 21101 Oxnard Street, Woodland Hills, California 91367, on Tuesday, May 25, 2004, at 9:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Shareholders.

Only holders of record of the Company's Common Stock (the "Shareholders") at the close of business on April 7, 2004 (the "Record Date") are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof.

The Notice of Annual Meeting, this Proxy Statement and the accompanying proxy card will first be mailed to Shareholders on or about April 8, 2004.

Matters to be Considered
------------------------

The matters to be considered and voted upon at the Meeting will be:

1.	Election of Directors.  To elect five persons to the Board of
        Directors of the Company to serve until the annual meeting of shareholders to be held in 2005, or until their respective successors have been elected and qualified. The following persons are the Board of Directors' nominees:

                   Julian L. Steffenhagen
                   Steven B. Gerber, M.D.
                   Judi Irving
                   Robert L. Johnson
                   Terry Van Der Tuuk

2.	Other Business.  To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting
----------------

Shareholders can vote by proxy or by attending the Meeting and voting in person. A proxy card (the "Proxy") is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided or by facsimile to U.S. Stock Transfer Corporation at 818.246.5607. Judi Irving, the designated proxyholder (the "Proxyholder"), is a member of the Company's management. If you hold Common Stock in "street name," you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

If a Proxy is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Meeting in accordance with the Shareholder's instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted "FOR" the election of the Board of Directors' nominees and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocability of Proxies
-----------------------

Any Shareholder giving a Proxy has the power to revoke it at any time before it is exercised. A Shareholder may revoke a proxy by filing an instrument of revocation, or a duly executed proxy bearing a later date, with the Company's Secretary at our principal executive offices located at 21101 Oxnard Street, Woodland Hills, California 91367 prior to the commencement of the Meeting. A Shareholder may also revoke the Proxy by attending the Meeting and voting in person. Shareholders whose shares are held in "street name" should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights
--------------

At the close of business on the Record Date, there were 7,756,060 shares of Common Stock outstanding, which constitute all of the outstanding voting securities of the Company.

Each Shareholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date, on each matter presented to the Shareholders at the Meeting, except that in the election of directors, each Shareholder has the right to cumulate votes. Shareholders may cumulate votes only if the candidates' names have been properly placed in nomination prior to commencement of voting and a Shareholder has given notice prior to commencement of voting of his or her intention to cumulate votes, in which case all Shareholders may cumulate their votes. Cumulative voting entitles every Shareholder to a number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such Shareholder. The Shareholder may cast all of such votes for one candidate or may distribute such votes among as many candidates as the Shareholder thinks fit. The Board of Directors is soliciting authority to cumulate votes in the election of directors, and the enclosed Proxy grants discretionary authority for such purpose.

A majority of the shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum for the transaction of business at the Meeting. Votes withheld, abstentions and "broker non-votes" (as defined below) will be counted for purposes of determining the presence of a quorum.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Each matter presented to the Shareholders other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting, unless otherwise required by law. Abstentions with respect to any matter presented to the Shareholders, other than the election of directors, and broker non-votes with respect to any matter presented to the Shareholders, will not be included in the number of shares counted as being present for the purposes of voting on such proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

Of the shares of Common Stock outstanding at the close of business on the Record Date, 160,000 shares of Common Stock (approximately 2.1% of the issued and outstanding shares of Common Stock) were owned by directors and executive officers of the Company. These persons have informed the Company that they will vote "FOR" the election of the nominees to the Board of Directors identified herein.

Brokers holding Common Stock in "street name" who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. If any such broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote such Common Stock in his discretion in the election of directors.
However brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client's shares on some but not all proposals, the missing votes are referred to as "broker non-votes." If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, in its discretion, vote such shares "FOR" the election of the Board of Directors' nominees.

The rules of the Securities and Exchange Commission (the "SEC") provide that in the event a shareholder proposal was not submitted to the Company within a reasonable time before the mailing of this Proxy Statement, the enclosed Proxy would confer authority on the Proxyholder to vote the shares in accordance with her best judgment and discretion if the proposal is presented at the Meeting. As of the date hereof, no shareholder proposal has been submitted to the Company, and management is not aware of any other matters to be presented for action at the Meeting. However, if any other matters properly come before the Meeting, including a proposal to adjourn the Meeting to another time or place to solicit additional proxies to support the recommendations of the Board of Directors, the Proxies will be voted by the Proxyholder in accordance with the recommendations of the Board of Directors. Such authorization includes authority to appoint a substitute nominee for any Board of Directors' nominee identified herein where death, illness or other circumstances arise which prevent such nominee from serving in such position and to vote such Proxy for such substitute nominee.

Shareholder Proposals
---------------------

For a description of the procedures by which a Shareholder may nominate a person for election as a director, see "Proposal 1 - ELECTION OF
DIRECTORS - Procedures for Shareholders Nominations." For a description of the procedures by which a Shareholder may present any other proposal at the Meeting, see "GENERAL INFORMATION - Other Business."

Solicitation of Proxies
-----------------------

This Proxy solicitation is made by the Board of Directors of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in this solicitation of Proxies.
If it appears desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Shareholders, banks, brokerage houses, custodians, nominees and others by telephone, facsimile, e-mail or in person to request that Proxies be furnished. No additional compensation will be paid for these services. We will furnish copies of solicitation materials to banks, brokerage houses, custodians, nominees, and others to be forwarded to the beneficial owners of Common Stock held in their names. We will reimburse banks, brokerage firms and other persons representing beneficial owners of Common Stock for their reasonable expenses in forwarding solicitation materials to the beneficial owners. The cost of soliciting proxies for the Meeting is estimated at $8,500.

Other Business
--------------

As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors, the Proxyholder intends to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board of Directors, and the authority to do so is included in the Proxy.

The Company's Bylaws provide that a shareholder who wishes to present a proposal at a shareholders' meeting must, among other things, (i) give written notice of the proposal to the Secretary of the Company not less than 90 days before the meeting or, if later, the seventh day following the first public announcement of the date of the meeting, (ii) a brief description of the proposal and the reasons for conducting such business at the meeting, (iii) the name and address as they appear on the Company's books of the shareholder proposing such business, (iv) the class and number of shares of the Company which are beneficially owned by the shareholders, and (v) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably required by the Company.

Security Ownership of Principal Shareholders and Management
-----------------------------------------------------------

The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date by (i) all persons known to the Company to own beneficially more than 5% of the outstanding Common Stock (other than depositories), (ii) each director of the Company, (iii) each person serving as Chief Executive Officer during 2003, the four most highly compensated executive officers (in terms of salary and bonus) serving at the end of 2003 whose annual salary and bonus exceeded $100,0000, and up to two other persons who were not serving on the last day of 2003 but would have been among the four most highly compensated executive officers had they been serving at that time (the "Named Executive Officers"), and (iv) all executive officers and directors of the Company as a group.


                                  Amount and
                                  Nature of
        Name and Address of       Beneficial         Percentage
        Beneficial Owner (1)      Ownership (2)(3)    Owned (3)
        ----------------------    ----------------   -----------

        John W. Egan                 775,497 (4)       9.99%
        Kudu Partners, LP            455,000 (5)       5.87%
        Julian L. Steffenhagen       200,000 (6)       2.52%
        Terry Van Der Tuuk           150,000 (7)       1.93%
        Robert L. Johnson            130,000 (8)       1.65%
        Judi Irving                  120,000 (9)       1.53%
        Dana E. Belisle (10)         100,000 (8)       1.27%
        Steven B. Gerber, M.D.        35,000 (8)         *
        Robert S. Chilton             20,000 (8)         *
        All executive officers       655,000 (11)      7.94%
        and directors as a group
        (6 persons)
________________

*  Less than 1%
   (1)	The address for Mr. Egan is 4612 Pine Valley Drive, Frisco,
        TX. The address for Kudu Partners, LP is 1900 C.R. 124, Hesperus, CO 81326. The address for Ms. Irving, Messrs. Steffenhagen, Johnson, Van Der Tuuk, Belisle and Chilton and Dr. Gerber is 21101 Oxnard Street, Woodland Hills, CA 91367.
   (2)	Except as set forth below, the named shareholder has sole
        voting power and investment power with respect to the shares listed, subject to community property laws where applicable.
   (3)	Shares of Common Stock, which the person (or group) has the
        right to acquire within 60 days after the Record Date, are deemed to be outstanding in calculating the beneficial ownership and the percentage ownership of the person (or group), but are not deemed to be outstanding as to any other person or group.
   (4)	According to a Schedule 13D filed with the Securities and
        Exchange Commission on February 26, 2004, Mr. Egan has sole voting and investment power with respect to the shares listed.

   (5)	According to a Schedule 13D filed with the Securities and
        Exchange Commission on February 6, 2003, Kudo Partners, LP has sole voting and investment power with respect to the shares listed.
   (6)	Includes 185,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.
   (7)	Consists of 125,000 shares held in a trust of which Mr. Van
        Der Tuuk is trustee and has sole voting power and 25,000 shares of Common Stock issuable upon exercise of currently exercisable stock options.
   (8)	Consists of shares of Common Stock issuable upon exercise of currently exercisable stock options.
   (9)	Includes 100,000 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of the Record
        Date.
   (10)	Mr. Belisle ceased to be the Company's Chief Operating officer in October 2003.
   (11)	Excludes an aggregate of 280,000 shares, which certain
        directors and executive officers will have the right to purchase upon the exercise of stock options exercisable in various installments commencing 60 days from the Record Date.


                              PROPOSAL 1
                         ELECTION OF DIRECTORS

The Company's Bylaws provide that the number of directors of the Company shall be five until changed by a Bylaw duly adopted by the Board of Directors, but shall not be less than five nor more than nine. Each director elected at the Meeting will hold office until the annual meeting of shareholders to be held in 2005, or until his or her respective successor has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise instructed, the Proxyholder will vote the Proxies in such a way as to elect as many of these nominees as possible under applicable voting rules. If any nominee is unable to serve as a director at the time of the Meeting, the Proxies will be voted for the election of any substitute nominee who may be designated by the Board of Directors.

Each of the following persons has been nominated by the Board of Directors for election as a director to hold office until the annual meeting of shareholders to be held in 2005, or until his or her respective successor has been elected and qualified.

                     Julian L. Steffenhagen
                     Steve B. Gerber, M.D.
                     Judi Irving
                     Robert L. Johnson
                     Terry Van Der Tuuk

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company, and except as set forth below, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board of Directors.

Procedures of Shareholder Nominations
-------------------------------------

Nominations for the election of directors may be made by any shareholder entitled to vote in the election of directors. However, a shareholder may nominate a person for election as a director at a meeting only if written notice of such shareholder's intent to make such nomination has been given to the Secretary of the Company no later than the latter to occur of either (a) 90 days in advance of such meeting, or (b) the seventh day following the first public announcement of the date of such meeting. Each such notice must include: (1) the name and address of the shareholder who intends to make the nomination and the name and address of the person or persons to be nominated, (2) a representation that the shareholder is a beneficial owner of stock of the Company entitled to vote at the meeting, and that the shareholder intends to appear in person or by proxy at the meeting and to nominate the person or persons specified in the notice, (3) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders, (4) such other information regarding each nominee proposed by such shareholder as would be required to be included in the proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of each intended nominee named in the notice to serve as a director of the Company if so elected. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the Company. The chairman of any meeting of shareholders shall direct that any nomination not made in accordance with the foregoing procedures will be disregarded.

        THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
            VOTE "FOR" THE BOARD OF DIRECTORS' NOMINEES.

Directors, Executive Officers and Key Employees
-----------------------------------------------

The following table sets forth certain information concerning the directors, executive officers and key employees of the Company.


 Name                       Age    Position
--------------------------  ---    ---------------------------------------------------
Julian L.
Steffenhagen (1)(2)(4)      60     Chairman and Director

Steven B. Gerber, M.D.
 (1)(3)(4)                  50     Director

Judi Irving (3)             46     President, Chief Executive Officer and Director

Robert L. Johnson (2)(3)(4) 65     Director

Terry Van Der Tuuck (1)(2)  63     Director

Robert S. Chilton           46     Executive Vice President and Chief Financial Officer

Joshua Levy, M.D.           63     National Medical Director
________________


(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Quality Committee
(4)	Member of the Nominating and Governance Committee

	Directors

Julian L. Steffenhagen has been a director of the Company since
December 1997 and Chairman of the Board since October 2002. Since 1979, Mr. Steffenhagen has held several management positions at Beckman Coulter, Inc., an international manufacturer of laboratory equipment and diagnostic reagents. He is currently the Vice President, Corporate Development and Strategic Planning. He earned his Bachelor of Science and Master of Science degrees in mechanical engineering, and his Master of Business Administration degree, from the University of Michigan. In October 2002, Mr. Steffenhagen completed the National Association of Corporate Directors Director Professionalism course. Mr. Steffenhagen is a member of the Audit Committee and the Nominating and Governance Committee and is Chairman of the Compensation Committee.

Steven B. Gerber, M.D. has been a director of the Company since
October 2003. Since November 2003, Dr. Gerber has been Director of Research at Wedbush Morgan Securities, and from 1990 through 2002, was Head of Healthcare Research and Pharmaceutical Research Analyst at CIBC World Markets, a national investment banking firm. Dr. Gerber received his Master of Business Degree in Finance at the University of California, Los Angeles, his M.D. degree at Tufts University in Boston, Massachusetts and his Bachelor of Arts degree in Psychology at Brandeis University in Waltham, Massachusetts. Dr. Gerber serves on the Board of Directors for Hypertension Diagnostics, Inc. and is a member of their audit committee. Dr. Gerber is Chairman of the Audit Committee and a member of the Quality Committee and the Nominating and Governance Committee.

Judi Irving was appointed President and Chief Executive Officer and elected to the Board of Directors in December 2002. Prior to joining the Company, from 1999 to 2002, Ms. Irving was President and Chief Executive Officer of Health Net of Arizona and Health Net of Oregon, national health and life insurance organizations. From 1996 to 1999, Ms. Irving was Vice President of Operations and Chief Financial Officer for the Western Region of Prudential Healthcare, a national health insurance provider. Ms. Irving received her Bachelor of Science degree in Management and Accounting from the State University of New York at Binghamton and is a Certified Public Accountant. Ms. Irving is a member of the Quality Committee.

Robert L. Johnson has been a director of the Company since April 1999. From 1986 until his retirement in January 2002, Mr. Johnson was the Senior Vice President, Legal and General Counsel of the Catholic Healthcare West hospital system, headquartered in San Francisco, California. Prior to joining Catholic Healthcare West, Mr. Johnson was in the private practice of law and is admitted to practice in the federal and state courts of Arizona and California, as well as the United States Supreme Court. He has been active in various health care related organizations and, in 1995, served as the President of the American Academy of Healthcare Attorneys. Mr. Johnson obtained his LL.B. degree, cum laude, from the University of Arizona. Mr. Johnson is a member of the Compensation Committee, Chairman of the Nominating and Governance Committee, and Chairman of the Quality Committee.

Terry Van Der Tuuk has been a director of the Company since May 2003. Since 1994, Mr. Van Der Tuuk has held the position of Vice Chairman of Graphic Technology, a barcode label company, which was listed on the American Stock Exchange and sold to Nitto-Denko Corporation in 1989. He is also Chairman of Mid-America Merchandising, Inc, a promotional products company, and is President of VanKan, Inc, a Kansas based venture capital firm which invests in privately held companies in the Midwest area. Mr. Van Der Tuuk served on several educational boards, including The Wharton School, University of Pennsylvania, and currently serves on the boards of several privately held companies. Mr. Van Der Tuuk received his Bachelor of Science degree from Michigan State University and his Masters of Business Administration degree from The Wharton School, University of Pennsylvania. Mr. Van Der Tuuk is a member of the Audit and Compensation Committees.

	Officers

Robert S. Chilton has been Executive Vice President and Chief Financial Officer since October 2003. Since 1999, Mr. Chilton was Executive Vice President, Chief Financial Officer for Preferred Health Management, Inc, a workers' compensation specialty heath care services company. From 1997 through 1999, he was Chief Financial Officer for OrthAlliance, Inc., a publicly traded management services organization for orthodontic practices. In addition, Mr. Chilton previously was with KPMG Peat Marwick. Mr. Chilton received his Masters in Business Administration and Bachelor of Arts degrees from the University of California, Los Angeles and is a Certified Public Accountant.

	Key Employees

Joshua Levy, M.D. was appointed National Medical Director of the Company in March 2000. Since co-founding the Company in 1978, Dr. Levy has been the Company's Medical Director and had served as a member of the Board of Directors from 1978 until 1996. Dr. Levy received his M.D. degree from Albert Einstein College of Medicine. He is certified by the American Board of Internal Medicine and was Adjunct Associate Professor of Medicine at UCLA from 1967 to 1982. He has published numerous scientific articles in the fields of rheumatology and immunology and is a national authority and frequent lecturer on therapeutic hemapheresis.

Committees of the Board
-----------------------

The Board of Directors has four standing committees. Each member of the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee is an "independent director" as defined in Rule 4200(a)(15)of the Marketplace Rules of the National Association of Securities Dealers, Inc.

	Audit Committee

Dr. Gerber chairs the Audit Committee, and its members are Messrs. Steffenhagen and Van Der Tuuk. The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding (i) the Company's accounting and system of internal controls, (ii) the quality and integrity of the Company's financial reports and (iii) the independence and performance of the Company's outside auditors. In 2001, the Audit Committee recommended, and the Board of Directors of the Company adopted, a written charter for the Audit Committee. In March 2004, the Audit Committee recommended, and the Board of Directors adopted, a revised charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.

	Compensation Committee

Mr. Steffenhagen chairs the Compensation Committee, and its members are Messrs. Johnson and Van Der Tuuk. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company and its subsidiaries are compensated in a manner consistent with the compensation strategy of the Company determined by the Board of Directors, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are upheld. In
March 2004, the Compensation Committee recommended, and the Board of Directors adopted, a written charter for the Compensation Committee, a copy of which is attached as Appendix B to this Proxy Statement.

	Nominating and Governance Committee

In March 2004, the Board of Directors established a Nominating and Governance Committee. Mr. Johnson chairs this committee, and its members are Dr. Gerber and Mr. Steffenhagen. The Committee has recommended, and the Board of Directors has adopted, a written charter for the committee, a copy of which is attached as Appendix C to this Proxy Statement.

The principal purposes of Nominating and Governance Committee are to help ensure that (i) the Board of Directors is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and
(ii) the Company has and follows appropriate governance standards. To carry out its purposes, the Committee (i) identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board, (ii) recommends the director nominees to be selected by the Board of Directors for the next annual meeting of shareholders, (iii) develops and recommends to the Board of Directors corporate governance principles applicable to the Company, and

(iv) oversees the evaluation of the Board of Directors and management. Director candidates are considered based on various criteria, such as relevant business and industry experience and personal integrity and judgment. The Nominating and Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert," as defined in the SEC's rules. There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a shareholder. In addition, the Committee believes that the following specific qualities and skills are necessary for all directors to possess:

     -	A director should be highly accomplished in his or her respective field.
     - A director should have expertise and experience relevant to the Company's business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.
     -	A director must have time available to devote to board
        activities.
     -	A director should have demonstrated the ability to work well with others.

The Committee considers suggestions from many sources, including shareholders, regarding possible candidates. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of the Company. The Company's Bylaws also set forth certain requirements for shareholders wishing to nominate director candidates directly for consideration by the shareholders. See "Procedures for Shareholder Nominations" above. The Company does not pay any third party to assist in the process of identifying and evaluating candidates.

The Committee reviews and reports to the Board of Directors on a periodic basis with regard to matters of corporate governance. Each director nominee named in this Proxy Statement was recommended for election by the committee and the Board of Directors. The Board of Directors has not received any notice of a proposed director nominee in connection with this Meeting from any shareholder.

	Quality Committee

Mr. Johnson chairs the Quality Committee, and its members are Ms. Irving and Dr. Gerber. The primary purpose of the Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibilities regarding the Company's quality assurance system of internal audits and error management and the performance of the Company with external inspections. In March 2004, the Quality Committee recommended, and the Board of Directors adopted, a written charter for the Quality Committee, a copy of which is attached as Appendix D to this Proxy Statement.

	Charters of the Committees

Each committee has recommended, and the Board of Directors has adopted, and may amend from time to time, written charters for the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Quality Committee, copies of which are attached to this Proxy Statement. Each charter is also available on the Company's website at www.hemacare.com.

Communications with the Board
-----------------------------

Shareholders may send communications to the Board of Directors to the attention of our Corporate Secretary at 21101 Oxnard Street, Woodland Hills, CA 91367. Each such communication must be marked care of the Board of Directors or care of a specific director. The Corporate Secretary will ensure that these communications are delivered to the Board of Directors or the specified director.

Meetings and Attendance
-----------------------

The Board of Directors met thirteen times during 2003 and took action by unanimous written consent on six occasions during 2003. All the Board of Directors, with the exception of Mr. Van Der Tuuk, attended at least 75% of the aggregate number of Board of Director and committee meetings held during 2003, or the period in which such individual was a director of the Company and served on such committee. Due to extraordinary personal circumstances that were considered and approved by the Board of Directors, Mr. Van Der Tuuk attended 56% of the meetings for the period of time which he was a director. In 2003, the Audit Committee met seven times, the Compensation Committee met twice and the Quality Committee met once.

In addition to regularly scheduled meetings, in the third and fourth quarter of 2003, the Board of Directors convened seven times on an informal basis to discuss the status of the closures of several of the Company's donor centers.

It is the policy of the Company to require members of its Board of Directors to attend the annual meeting of shareholders, with the exception of medical emergencies.

Compensation of Directors
-------------------------

Directors who are not employees of the Company receive $1,500 for each meeting of the Board of Directors attended and reimbursement of reasonable travel expenses for each meeting of the Board of Directors attended. The Chairman of the Board receives $3,000 for each meeting of the Board of Directors attended. In December 2003, the Board of Directors reduced the Chairman's fee, effective March 2004, to $2,400 for each meeting attended and, effective March 2004, authorized the Chairman of the Audit Committee to receive $2,100 for each meeting attended.
Board members are generally not compensated for brief telephonic meetings of the Board of Directors, and committee members are not compensated for meetings attended.

Each person who has not previously served as a director of the Company and who is initially elected or appointed as a non-employee director is granted a vested option to purchase 25,000 shares of the Company's Common Stock at an exercise price equal to the closing price on the date of grant. Additionally, non-employee directors receive a vested stock option to purchase 25,000 shares of Common Stock for each year of service at an exercise price equal to the closing price on the date of grant.
The Chairman of the Board receives an annual, vested stock option to purchase 50,000 shares of Common Stock at an exercise price equal to the closing price on the date of grant. In December 2003, the Board of Directors reduced the annual option grant to the Chairman of the Board from 50,000 shares to 40,000 effective March 2004, and authorized the grant of an annual, vested stock option to purchase 35,000 shares of Common Stock to the Chairman of the Audit Committee effective March 2004. The Board of Directors can change the compensation of directors at any time.

Executive Compensation
----------------------

The following table sets forth all cash and non-cash compensation awarded, earned or paid to the Named Executive Officers for services to the Company in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001.

                       SUMMARY COMPENSATION TABLE

                                                                         Long-Term
                                         Annual Compensation             Compensation
                                --------------------------------------   -----------
                                                        Other Annual     Securities   All Other
 Name and                       Salary       Bonus     Compensation      Underlying  Compensation
Principal Position      Year     ($)          ($)       ($)              Options       ($)(2)
-------------------     -----   --------     -------   ---------------   ----------  ------------

Judi Irving,            2003     200,000      65,000                 -            -           -
President and Chief     2002       7,700           -                 -      200,000           -
Executive Officer (3)   2001           -           -                 -            -           -


Robert S. Chilton,      2003      34,500      10,000                 -      100,000           -
Chief Financial         2002           -           -                 -            -           -
Officer (4)             2001           -           -                 -            -           -

Dana E. Belisle,        2003     151,900           -                 -            -      24,166
Chief Operating Officer 2002     141,200           -                 -       50,000       3,500
Officer (5)             2001     122,000           -                 -       50,000       3,500

Joshua Levy,            2003     200,000           -                 -            -           -
Nat'l Medical Doctor    2002     200,000           -                 -            -       2,800
                        2001     200,000      29,000                 -            -       4,300

__________


(1) During fiscal 2001, 2002 and 2003, the Named Executive Officers received personal benefits, including but not limited to an automobile allowance, the aggregate amounts of which for each Named Executive Officer did not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for such Named Executive Officer in such years.
(2) "All Other Compensation" consists of Company contributions to its Employee Salary Deferral Plan, with the exception of Mr. Belisle who received a severance payment in 2003 (See Footnote 5).
(3) Ms. Irving was appointed President and Chief Executive Officer in December 2002.
(4) Mr. Chilton was appointed Chief Financial Officer in October 2003.
(5) Mr. Belisle ceased to be Chief Operating Officer in October 2003.
    In October 2003, Mr. Belisle received a severance payment in the amount of $24,166.

Employment Agreements
---------------------

Pursuant to an Employment Agreement dated March 22, 2000 (the "Levy Agreement"), Joshua Levy has been employed as the Company's National Medical Director. Dr. Levy is a co-founder of the Company and has been the National Medical Director of the Company since its inception. The Levy Agreement provides that Dr. Levy receive an annual salary of $200,000 and a bonus equal to ten percent (10%) of the increase, if any, in the Company's net operating profits from therapeutic apheresis services over the prior year, excluding any consideration of therapeutic apheresis treatments rendered by the Company to patients of Dr. Levy's medical practice. Such bonus shall be in addition to any other bonus awarded at the discretion of the Board of Directors. In the event
Dr. Levy is terminated by the Company without "cause" (as defined in the Levy Agreement), the Levy Agreement provides that the Company shall pay Dr. Levy his then current salary and provide the benefits as described in the Levy Agreement for twelve months after termination. In the event of a "change of control" (as defined in the Levy Agreement) and (i) Dr. Levy is terminated without cause or (ii) the principal place of business of the Company is changed from Southern California within twelve months after the change in control, Dr. Levy is entitled to receive two times the severance provided in the previous sentence. The term of the Levy Agreement shall be one year and shall be renewed automatically for subsequent one year terms unless written notice of termination is given by either party to the other not less than ninety (90) days before the end of the initial term or any subsequent one year renewal term.
Dr. Levy receives a $600 per month car allowance.

Pursuant to a Letter Agreement dated December 6, 2002 (the "Irving Agreement"), Judi Irving is employed as the Company's President and Chief Executive Officer. The Irving Agreement provides that Ms. Irving receive an annual salary of $200,000 and a $1,000 per month car allowance. Additionally, the Irving Agreement provides that Ms. Irving receive a minimum bonus of $45,000, in 2003, with a potential to earn up to 40% of her base salary based on achieving profit targets and other objectives. Ms. Irving was also granted a 10-year stock option to purchase up to 200,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $0.32, the closing price of the Company's Common Stock on her day of hire. In the event Ms. Irving's employment is terminated by the Company for any reason, she will receive a separation payment equal to her then current annual base salary; unless it is determined her termination is due to fraud or illegal activities. In the event Ms. Irving elects to leave the Company within 90 days of a change of control, she will receive 200% of her separation payment. For 2003, Ms. Irving received a bonus of $65,000. Additionally, in March 2004,
Ms. Irving was granted a 10-year stock option to purchase up to 100,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $0.46, the closing price of the Company's Common Stock on the day of grant. In addition, Ms. Irving's 2004 bonus potential will increase to 50% of her base salary based on achieving profit targets and other objectives.

Pursuant to a Letter Agreement dated October 2, 2003 (the "Chilton Agreement"), Robert Chilton is employed as the Company's Chief Financial Officer. The Chilton Agreement provides that Mr. Chilton receive an annual salary of $160,000 and a $600 per month car allowance. The Chilton Agreement provides that Mr. Chilton receive up to 30% of his base salary (starting in 2004) for achieving specified goals determined by the Chief Executive Officer. Additionally, the Chilton Agreement provides that Mr. Chilton receive a bonus of $10,000 in March 2004 based on achieving profit targets and other objectives in 2003. Mr. Chilton was also granted a 10-year stock option to purchase up to 100,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $0.80, the closing price of the Company's Common Stock on the day of grant. In the event Mr. Chilton's employment is terminated by the Company for any reason, he will receive a severance package equal to three months' salary, which increases to six months' salary upon six months of employment; unless it is determined his termination is for negligence or illegal activities.

Employee Benefit Plans
-----------------------

       Employee Salary Deferral Plan

In 1990, the Company adopted an Employee Salary Deferral Plan (the "Employee Deferral Plan"), which is intended to be qualified under
Section 401(k) of the Internal Revenue Code of 1986, as amended. To be eligible, an employee must have been employed by the Company for at least one year. The Employee Deferral Plan permits employees who have completed one year of service to defer from 1% to 15% of their annual compensation. Additional annual contributions may be made at the discretion of the Company and a 50% matching contribution may be made by the Company, in cash or Company stock, up to a maximum of 5% of a participating employee's annual compensation. The Company has elected not to match the employee contribution in 2003.

      Stock Option Plan

In 1996, the Board of Directors, with shareholder approval, adopted the Company's 1996 Stock Incentive Plan (the "1996 Plan"). The purposes of the 1996 Plan are to (i) enable the Company to attract, motivate and retain top-quality directors, officers, employees, consultants and advisors, (ii) provide substantial incentives for such persons to act in the best interests of the shareholders of the Company, and (iii) reward extraordinary effort by such persons on behalf of the Company. The 1996

Plan provides for awards in the form of stock options, which may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified stock options, or restricted stock. The total number of shares of Common Stock available for distribution under the 1996 Plan is 2,000,000; provided, however, that no award may be made at any time if, after giving effect to such award, the total number of shares of Common Stock issuable upon exercise of all outstanding options and warrants of the Company (whether or not under the 1996 Plan) plus the total number of shares of Common Stock called for under any stock bonus or similar plan of the Company (including shares of Common Stock underlying awards under the 1996 Plan) would exceed 30% of the total number of shares of Common Stock outstanding at the time of such award. As of the Record Date, there were options outstanding under the 1996 Plan for 1,524,000 of Common Stock with exercise prices ranging from $0.32 to $2.44 and with expiration dates ranging from March 20, 2007 to March 22, 2014. As of the Record Date, 256,000 shares of Common Stock had been issued upon exercise of stock options granted under the 1996 Plan.

      Employee Stock Purchase Plan

In March 2004, the Board of Directors adopted the Company's Employee Stock Purchase Plan (the "ESPP") pursuant to which directors, officers and employees can purchase from the Company shares of the Company's Common Stock. Purchases under the ESPP may be made during each of the five business day periods (a "Purchase Period") commencing on the thirteenth business day following the Company's public announcement of its results of operations for the previous quarterly period. The purchase price is equal to the average closing price of the Common Stock during the ten trading days immediately preceding the Purchase Period. The total number of shares of Common Stock reserved for sale under the ESPP is 1,000,000.

Stock Option Grants, Exercises and Holdings
-------------------------------------------

The following two tables set forth information concerning stock options granted to or exercised by the Named Executive Officers during fiscal 2003 and the unexercised stock options held by them as of December 31, 2003.

                OPTION/SAR GRANTS IN FISCAL 2003

                               Individual Grants
                   ---------------------------------------
                                                                              Potential Realizable
                                                                               Value at Assumed
                   Number of      % of Total                                 Annual Rates of Stock
                   Securities     Options/SARs                               Price Appreciation for
                   Underlying     Granted to                                    Option Term(4)
                   Options/SARs   Employees in     Exercise  Expiration      ----------------------
Name               Granted(1)     Fiscal Year(2)   Price(3)     Date           5%          10%
-----------        -----------    -------------    --------  -----------     -------     -------
Robert S. Chilton  100,000        64.5%            $0.80     11/24/13        $50,312     $127,499


-----------


(1) The stock options granted to Mr. Chilton vest at a rate of 20% per year starting March 1, 2004.
(2)  Options to purchase 155,000 shares were granted during 2003.
(3) The exercise price is equal to the closing price of the Company's Common Stock on the date of grant.
(4) The "Potential Realizable Value" is the product of (a) the difference between (i) the product of the closing sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at December 31, 2003. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

            AGGREGATED OPTION/SAR EXERCISES IN FISCAL 2003
              AND FISCAL 2003 YEAR-END OPTION/SAR VALUES

                                       Number of Securities
                                      Underlying Unexercised  Value of Unexercised
                                        Options at Fiscal     In-the-Money Options at
                                           Year-end             Fiscal Year-end(1)
                                        -----------------      ------------------

                Shares         Value
              Acquired on     Realized    Exer-    Unexer-      Exer-      Unexer-
Name          Exercise (#)      ($)     ciseable   cisable     cisable     cisable
-----------  -------------   ---------  --------   -------     -------     -------

Judi Irving    -                -        50,000    150,000     $ 23,000    $ 69,000

Robert S.
Chilton        -                -             -    100,000            -           -

Joshua Levy    -                -       130,000     20,000            -           -

Dana E.
Belisle        -                -        73,000     77,000            -           -



___________________
(1)	The value of unexercised "in-the-money" options is the difference between the closing bid price of the Common Stock on the OTC
Bulletin Board at the close of business on December 31, 2003 ($0.78 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.


              EQUITY COMPENSATION PLAN INFORMATION IN FISCAL 2003

                                                                         Number of Securities
                                                                         Remaining available
                            Number of Securities                         for Future Issuance
                              to be Issued Upon                              Under Equity
                                 Exercise of                              Compensation Plans
                            Outstanding Options,     Weighted Average    (excluding Securities
                             Warrants and Rights      Exercise Price    reflected in column (a))
                            --------------------     ----------------   ------------------------
      Plan Category                  (a)                    (b)                    (c)
--------------------------
Plans Approved by
 Shareholders                     1,649,000             $0.85                  365,000
Plans Not Approved by
 Shareholders                             -                 -                        -
                                  ----------            ------                 --------
Total                             1,649,000             $0.85                  365,000



Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The Compensation Committee is composed entirely of non-employee directors, none of whom are affiliates of the Company. Messrs. Julian L. Steffenhagen, Robert L. Johnson and Terry Van Der Tuuk are currently members of the Compensation Committee.

      COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee (the "Committee") reviews and recommends to the Board of Directors the compensation and other terms and conditions of employment of the executive officers of the Company, as well as incentive plan guidelines for Company employees generally. Each member of the Compensation Committee meets the independence requirements of the Nasdaq Stock Market. In addition, the Committee oversees the administration of the Company's Employee Stock Incentive Plan.

The policies underlying the Committee's compensation decisions are designed to attract and retain the best-qualified management personnel available. The Company routinely compensates its executive officers through salaries. The Company, at its discretion, may, as it has in other years, reward executive officers through bonus programs based on profitability and other objectively measurable performance factors. Additionally, the Company uses stock options to compensate its executives and other key employees.

In establishing executive compensation, the Committee evaluates individual performance as it impacts overall Company performance with particular focus on an individual's contribution to the realization of operating profits and the achievement of strategic business goals. The Committee further attempts to rationalize a particular executive's compensation with that of other executive officers of the Company in an effort to distribute compensation fairly among the executive officers. Although the components of executive compensation (salary, bonus and option grants) are reviewed separately, compensation decisions are made based on a review of total compensation. The number of shares covered by option grants is determined in the context of this review.

Ms. Irving, pursuant to a letter of employment, receives an annual salary of $200,000 and a minimum bonus of $45,000 in 2003 with a potential of up to 40% of her base salary based on achieving profit targets and other objectives. Ms. Irving received a bonus of $65,000 for fiscal 2003. In March 2004, Ms. Irving was granted a 10-year stock option to purchase up to 100,000 shares of the Company's Common Stock, vesting over four years, at an exercise price of $0.46, the closing price of the Company's Common Stock on the day of grant. In addition, Ms. Irving's 2004 bonus potential will increase to 50% of her base salary based on achieving profit targets and other objectives.

Mr. Chilton, pursuant to a letter of employment receives an annual salary of $160,000 and, starting in 2004, will have the potential to earn up to 30% of his base annual salary based on achieving specified goals determined by the Chief Executive Officer. Mr. Chilton received a bonus of $10,000 based on satisfactory performance in fiscal 2003.

Dr. Levy, pursuant to his employment agreement, receives an annual salary of $200,000 and a bonus equal to 10% of the increase, if any, in the Company's net operating profits from therapeutic apheresis services over the prior year, excluding any consideration of therapeutic apheresis treatments rendered by the Company to patients of Dr. Levy's medical practice. Dr. Levy did not receive a bonus for fiscal 2003.

Since the Company's historical levels of executive compensation have been substantially less than $1,000,000 per employee annually, the Committee has not yet established a policy with respect to qualifying compensation to the Company's executive officers for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended.

Compensation Committee				March 22, 2004

Julian L. Steffenhagen, Chairman
Robert L. Johnson
Terry Van Der Tuuk

                        REPORT OF AUDIT COMMITTEE

The Report of the Audit Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Board of Directors maintains an Audit Committee comprised of three of the Company's directors. Each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market. Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

-	Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2003 including, but not limited to, explanations for significant trends and variations in accounts between years, critical accounting policies and areas of judgment, and all alternative treatments of financial information within generally accepted accounting principles; and

-	Obtained from management their representation that the
        Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The independent auditors are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States.

The Audit Committee is responsible for selecting and periodically evaluating the performance of the outside auditor and, if necessary, recommending that the Board of Directors replace the outside auditor. In fulfilling its oversight responsibilities, the Audit Committee:

-	Discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as amended ("Communication with Audit Committees"), and

-	Received and discussed with the independent auditors the
        written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), and whether the rendering of the non-audit services provided by them to the Company during fiscal 2003 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board of Directors and is assessed annually for adequacy by the Audit Committee. The Audit Committee held seven meetings during fiscal 2003. The Audit Committee evaluates its charter at least once each year and submits any recommended changes to the Board of Directors. In
March 2004, the Audit Committee recommended, and the Board of Directors amended, the charter of the Audit Committee, a copy of which is attached as Appendix A hereto.

In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

Based upon the reviews and discussions described above, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee					March 22, 2004

Steven Gerber, M.D., Chairman
Julian L. Steffenhagen
Terry Van Der Tuuk

Code of Ethics
--------------

The Company has adopted a Code of Ethics that applies to its directors, principal executive officers and senior financial officers as required by the rules promulgated by the SEC. A copy of the Code of Ethics is available free of charge by writing to HemaCare Corporation, attention Corporate Secretary, 21101 Oxnard Street, Woodland Hills, CA 91367 or can be found on our Company website at www.hemacare.com.

Performance Graph
-----------------

Set forth below is a graph comparing the yearly cumulative total shareholder return on the Company's Common Stock, with the yearly cumulative total return on (i) the Nasdaq Stock Market (U.S. Companies) Index and (ii) the Nasdaq Health Services Stock Index. The graph assumes $100 was invested on December 31, 1998 in each of the Company's Common Stock, the Nasdaq Stock Market Index and the Nasdaq Health Services Index. The comparison assumes that all dividends are reinvested.
The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performance of the Company's Common Stock.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

    COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL OF SHAREHOLDER RETURN


		 12/31/98     12/31/99    12/31/00   12/31/01   12/31/02   12/31/03
                 --------     --------    --------   --------   --------   --------
HemaCare
Corporation      100.00       143.5       217.4      347.8       97.8       169.6

Nasdaq Stock
Market           100.00       185.4       111.8       88.7       61.3        91.7
(U.S. Companies)

Nasdaq Health
Services Stocks  100.00        80.4       110.4      119.4      102.9       157.3
(US & Foreign)



Certain Relationships and Related Transactions
----------------------------------------------

Joshua Levy, M.D., the National Medical Director of the Company and a shareholder, through his private practice in Sherman Oaks, California, treats patients who require therapeutic services. Sales by the Company to hospital customers for therapeutic services provided to Dr. Levy's patients amounted to approximately 2%, or less, of the Company's total revenues in each of the three years ended December 31, 2003. There are no agreements between Dr. Levy and the Company's hospital customers that require the hospitals to select the Company to provide therapeutic services to Dr. Levy's patients.

Compliance With Section 16(a) of the Exchange Act
-------------------------------------------------

Section 16(a) of the Exchange Act, and the SEC's rules thereunder, require the Company's directors, executive officers and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all reports they file. The SEC has established specific due dates for these reports and requires the Company to report in this Proxy Statement any failure by these persons to file or failure to file on a timely basis. To our knowledge, based solely upon a review of the copies of such reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has timely filed all reports required to be filed in fiscal 2003.

                    INDEPENDENT PUBLIC ACCOUNTANTS

Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended December 31, 2003. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is expected to be available to respond to appropriate questions.

The Company has not selected its principal accountant for the fiscal year ending December 31, 2004.

              PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Company paid the following fees to Ernst & Young LLP, during fiscal years 2002 and 2003:

                                           Year ended December 31,
                                            2003              2002
                                         ------------     -----------
Audit Fees and Expenses
  Year-End Audit	                 $  75,000        $  50,000
  Quarterly Reviews	                    35,000           16,000
                                         ------------     ----------
Total Audit                            	   110,000           66,700

Tax Fees and Expenses	                    57,034           55,337
                                         -------------    ----------
Total                                    $ 167,034        $ 122,037
                                         =============    ==========

The Audit Committee administers the Company's engagement of Ernst & Young LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Ernst & Young LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Ernst & Young LLP of the non-audit services related to the fees on the table above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. The fees are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise in which it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

         PROPOSALS OF SHAREHOLDERS FOR 2005 ANNUAL MEETING

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. The 2005 annual meeting of shareholders is presently expected to be held on or about May 25, 2005.

SEC rules provide that any shareholder proposal to be included in the proxy statement for the Company's 2005 annual meeting must be received by the Secretary of the Company at the Company's offices at 21101 Oxnard Street, Woodland Hills, California 91367 prior to December 9, 2004, in a form that complies with applicable regulations. If the date of the 2005 annual meeting is advanced or delayed more than 30 days from the date of the 2004 annual meeting, shareholder proposals intended to be included in the proxy statement for the 2005 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2005 annual meeting. Upon any determination that the date of the 2005 annual meeting will be advanced or delayed by more than 30 days from the date of the 2004 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. In the event a shareholder proposal is not submitted to the Company prior to February 24, 2005, the proxies solicited by the Board of Directors for the 2005 annual meeting of shareholders will confer authority on the proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2005 annual meeting of shareholders without any discussion of the proposal in the proxy statement for such meeting.

                              FORM 10-K

A copy of the Company's Form 10-K for the fiscal year ended December 31, 2003 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Ernst & Young LLP, the Company's independent auditors.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended December 31, 2003 upon the written request of any beneficial owner of the Company's securities as of the Record Date and reimbursement of the Company's reasonable expenses. Such request should be addressed to the Company c/o JoAnn Mannise, Corporate Secretary, at 21101 Oxnard Street, Woodland Hills, California 91367. Exhibits are available at no charge on the SEC's website, www.sec.gov.

SHAREHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE
ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              By Order of the Board of Directors,

                              HEMACARE CORPORATION

                              /s/ JoAnn R. Mannise
                              -----------------------------
                              JoAnn R. Mannise, Secretary

April 8, 2004
Woodland Hills, CA

REVOCABLE PROXY

HEMACARE CORPORATION

Annual Meeting of Shareholders May 25, 2004

The undersigned shareholder(s) of HemaCare Corporation (the "Company") appoints Judi Irving as proxy, with the power to appoint her respective substitutes and authorizes her to represent and to vote, as designated below (including, as to the election of directors, the discretionary authority to cumulate votes), all the shares of Common Stock of the Company held of record by the undersigned on April 7, 2004 at the annual meeting of shareholders to be held on May 25, 2004 or any adjournment or postponement thereof.
(Continued, and to be signed on back)

HEMACARE CORPORATION
-------------------------------------------------------------------------

1.  ELECTION OF DIRECTORS:

Please mark only one box per nominee. If no vote is indicated for any nominees this Proxy will be voted for the election of such nominee.

                             Vote For		Withhold Authority to Vote
JULIAN L. STEFFENHAGEN		/ /			/ /
STEVEN B GERBER, M.D.           / /                     / /
JUDI IRVING		        / /                     / /
ROBERT L.  JOHNSON		/ /                     / /
TERRY VAN DER TUUK	        / /                     / /

2.  OTHER BUSINESS
/ / FOR		/ /  AGAINST	  / /  ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, INCLUDING, A PROPOSAL TO ADJOURN OR POSTPONE THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDER IN ACCORDANCE WITH THE
RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

The undersigned hereby ratifies and confirms all that the Proxyholder, or her substitutes, shall lawfully do or cause to be done by virtue hereof and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement accompanying said notice.

This Proxy will be voted "FOR" the election of all nominees whose names appear above unless authority to do so is withheld. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPED PROVIDED.

			Dated: _____________________________, 2004


			________________________________________
					Signature

			_________________________________________
				(Signature if jointly held)

                          APPENDIX A

                         CHARTER OF THE
                       AUDIT COMMITTEE OF
                      HEMACARE CORPORATION
                   As amended March 22, 2004

PURPOSE

The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of HemaCare Corporation, a California corporation (the "Company"), in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls, the quality and integrity of the Company's financial reports and the independence and performance of the Company's outside auditor. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the outside auditor and the financial management of the Company.

In the exercise of its oversight responsibilities, it is not the duty of the Committee (i) to plan or conduct audits or (ii) to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of the outside auditor and management, respectively. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the California General Corporation Law (the "CGCL"). Further, nothing contained in this charter is intended to alter or impair the right of the members of the Committee under the CGCL, to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Committee, the Board or the Company by its officers or employees or by outside experts such as the outside auditor.

MEMBERSHIP

The Committee shall consist of three members of the Board. The members shall be appointed by action of the Board consistent with the Bylaws of the Company (the "Bylaws") and shall serve at the discretion of the Board. Each Committee member shall satisfy the "independence" requirements of the Nasdaq Stock Market and the rules promulgated by the Securities and Exchange Commission, and shall not have participated in the preparation of the financial statements of the Company or any subsidiary during the past three years. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement . At least one Committee member must have past employment experience in financial or accounting, requisite professional certification in accounting, or any other comparable experience or background (including a current or past position as a chief executive, chief financial officer or other senior officer with financial oversight responsibilities) which results in the Committee member's financial sophistication.

COMMITTEE ORGANIZATION AND PROCEDURES

1.	The members of the Committee shall appoint a Chair of the
Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

2.	The Committee shall have the authority to establish its own
rules and procedures consistent with the Bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3.	The Committee shall meet at least four times in each fiscal
year, and more frequently as the Committee in its discretion deems desirable.

4.	The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the outside auditor and other financial personnel employed or retained by the Company. The Committee may meet the outside auditor in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

5.	The Committee may, in its discretion, utilize the services of the Company's regular corporate legal counsel and advisers or, at its discretion, retain other legal counsel and other advisers, as it determines to carry out its duties.

6.	The Committee shall be entitled to appropriate funding, as
determined by the Committee, in its capacity as a committee of the Board, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Committee under Paragraph 5 of this section; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

RESPONSIBILITIES

Outside Auditor

7.	The Committee, in its capacity as a committee of the Board,
shall be directly responsible for the appointment and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. In this regard, the Committee shall select and periodically evaluate the performance of the outside auditor and, if necessary, replace the outside auditor. As appropriate, the Committee shall recommend to the Board the nomination of the outside auditor for stockholder approval at any meeting of stockholders. Each such registered public accounting firm shall report directly to the Committee.

8.	Before the outside auditors is engaged to render audit or non-
audit services, the Committee shall approve the engagement including the fees to be paid to the outside auditor and any other terms of the engagement of the outside auditor.

9.	The Committee shall receive from the outside auditor, at least annually, a written statement delineating all relationships between the outside auditor and the Company, consistent with the Independence Standards Board Standard 1. The committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the outside auditor's report to satisfy itself of the auditor's independence.

Annual Audit

10.	The Committee shall meet with the outside auditor and
management of the Company in connection with each annual audit to discuss the scope of the audit and the procedures to be followed.

11.	The Committee shall meet with the outside auditor and
management prior to the public release of the financial results of operations for the year under audit and discuss with the outside auditor any matters within the scope of the pending audit that have not yet been completed.

12.	The Committee shall review (Footnote #1) and discuss the
audited financial statements with the management of the Company.

13.	The Committee shall discuss with the outside auditor the
matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others (i) the methods used to account for any significant unusual transactions reflected in the audited financial statements,
(ii) the effect of significant accounting policies in any controversial or emerging areas for which there is a lack of authoritative guidance or a consensus to be followed by the outside auditor, (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates or the disclosures in the financial statements.

14.	The Committee shall, based on the review and discussions in
paragraphs 12 and 13 above, and based on the disclosures received from the outside auditor regarding its independence and discussions with the auditor regarding such independence in paragraph 9 above, recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Review

15.	The outside auditor is required to review the interim
financial statements to be included in any Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission (the "SEC"), prior to the filing of the Form 10-Q.

Internal Controls

16.	The Committee shall discuss with the outside auditor and
management, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

17.	The Committee shall discuss with the outside auditor and with management any management letter provided by the outside auditor and any other significant matters brought to the attention of the Committee by the outside auditor as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the outside auditor.

Complaints

18.	The Committee shall establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.


Footnote #1
Auditing literature, particularly, Statement of Accounting Standards No. 71 defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants.
The members of the Committee are not independent accountants, and the term "review" as used in this Charter is not intended to have this meaning. Consistent with Footnote 47 of SEC Release No. 34-42266, any use in this Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of interim financial statements.

Other Responsibilities

19.	The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

20.	The Committee shall provide the report for inclusion in the
Company's Annual Proxy Statement required by Item 306 of
Regulation S-K of the SEC.

21.	The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

                            APPENDIX B

                          CHARTER OF THE
                     COMPENSATION COMMITTEE OF
                        HEMACARE CORPORATION

1.	PURPOSE

        The purpose of the Compensation Committee (the "Committee") of HemaCare Corporation (the "Company") is to help to ensure that 1) the executive officers of the Company and its
subsidiaries are compensated in a manner consistent with the compensation program of the Company determined by the Board of Directors (the "Board"), 2) the treatment of all executive officers is in an equitable and consistent manner, 3) the
Company maintains the ability to recruit and retain qualified executive officers, and 4) the requirements of the appropriate regulatory bodies are upheld. The Committee shall also communicate to the stockholders the compensation policies of the Company and the method for establishing compensation for the
Chief Executive Officer ("CEO") and the other executive officers
of the Company.   To carry out this purpose, the Committee
shall:
            (1)	Review and approve corporate goals and
objectives relevant to compensation of the executive officers.

            (2)	Evaluate the performance of the executive
officers in light of those goals and objectives.

            (3)	Determine and approve the compensation level
of the executive officers based on this evaluation.

            (4)	Make recommendations to the Board with
respect to incentive-compensation plans and equity-based plans.

2.	COMMITTEE MEMBERSHIP AND ORGANIZATION

        The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be "independent" as defined by the rules of the National Association of Securities Dealers ("NASD") and the Securities and Exchange Commission ("SEC"). In addition, each member shall be a "Non-employee Director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and shall satisfy the requirements of an "outside director" for purposes of Section 162(m) of the Internal Revenue Code. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment.
The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

      This Committee shall communicate with and work closely with the Board. To foster such communication, the CEO of the Company may be invited to attend meetings on a non-voting basis, provided the CEO may not be present during voting or discussion of his or her compensation.

3.	COMMITTEE RESPONSIBILITIES AND AUTHORITY

        To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any consulting firm used to assist in the evaluation of director, CEO or senior executive compensation, including sole authority to approve the consulting firm's fees and other retention terms.

            (1)	Review from time to time and approve the
Company's compensation program to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation supports Company objectives and stockholder interests.

            (2)	Determine all elements of compensation for
the executive officers. The CEO may not be present during voting on or discussion of his/her compensation.

            (3)	Determine the long-term incentive component
of compensation for the executive officers based on the considerations adopted by the Board.

            (4)	Annually review the performance of the CEO
and the executive officers of the Company, and report on the Committee's review to the Board and the CEO.

            (5)	Produce the annual Board Compensation
Committee Report to Stockholders on the factors and criteria on which the compensation for the CEO and other executive officers in the last year was based, to be included in the Company's proxy statement for its annual meeting or Annual Report on Form 10-K filed with the SEC.

            (6)	Allocate awards under the Company's
incentive compensation plans, provided that the Committee may delegate to the CEO or another executive officer the authority to allocate stock options among employees who are not executive officers, subject to applicable law and the limits and guidelines established by the Committee.

            (7)	Review and re-examine this Charter, as
needed, and make recommendations to the Board with respect to any proposed changes.

4.	MEETING AND MINUTES

            (1)	The Committee will meet, as required, in
response to the needs of the Board and as necessary to fulfill their responsibilities.

            (2)	The Committee will maintain written minutes
of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                      APPENDIX C

                    CHARTER OF THE
               CORPORATE GOVERNANCE AND
                NOMINATING COMMITTEE OF
                 HEMACARE CORPORATION


1.	PURPOSE

        The purpose of the Corporate Governance and Nominating Committee (the "Committee") of HemaCare Corporation (the "Company") is to help to ensure that the Board of Directors (the "Board") is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has, and follows, appropriate governance standards. To carry out this purpose, the Committee shall:

         (1)	Identify individuals qualified to
become Board members, consistent with criteria approved by the Board.

         (2)	Recommend the director nominees to be
selected by the Board for the next annual meeting of stockholders.

         (3)	Develop and recommend to the Board a
set of corporate governance principles applicable to the Company.

         (4)	Oversee the evaluation of the Board and
management.

2.	COMMITTEE MEMBERSHIP AND ORGANIZATION

        The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be "independent" as defined by the rules of the National Association of Securities Dealers ("NASD") and the Securities and Exchange Commission ("SEC"). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

        The Committee shall communicate with and work closely with the Board.

3.	COMMITTEE RESPONSIBILITIES AND AUTHORITY

         To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

         (1)	Evaluate the current composition,
organization, size and governance of the Board and its committees; determine future requirements; make recommendations to the Board concerning the appointment of directors to committees of the Board;
and recommend the selection of chairs of committees of the Board.

         (2)	Determine the desired qualifications,
expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes. Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

         (3)	Oversee the Board's performance
evaluation process, including conducting surveys of director observations, suggestions and preferences.
The Committee shall also evaluate the participation of members of the Board in continuing education activities.

         (4)	Form and delegate authority to
subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

         (5)	Evaluate and recommend termination of
service of individual members of the Board as appropriate, in accordance with the Board's governance principles, for cause or for other proper reasons.

         (6)	Make regular reports to the Board on
the results of its meetings and action taken by the Committee.

         (7)	Review and re-examine this Charter at
least annually and make recommendations to the Board with respect to any proposed changes.

         (8)	Review annually the Company's corporate
governance guidelines and make recommendations to the Board with respect to any proposed changes.

         (9)	Annually report to the full Board
regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

        (10)	Obtain advice, assistance, reports or
opinions from internal or external legal, accounting or other advisors, including director search firms.

4.	MEETING AND MINUTES

        (1)	The Committee will meet at least twice
annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill its responsibilities.

        (2)	The Committee will maintain written
minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                           APPENDIX D

                         CHARTER OF THE
                 QUALITY ASSURANCE COMMITTEE OF
                       HEMACARE CORPORATION



PURPOSE

The Board of Directors of HemaCare Corporation acknowledges that as a part of its fiduciary obligation to the Corporation and its shareholders, as well as its general obligation to exercise reasonable care to provide oversight of the quality of care aspects of the Corporation's business, it must maintain an awareness of the quality indicators for the Corporation's activities, the results in meeting or exceeding those quality indicators and standards, and the systems in place to maintain high quality, as well as systems designed to identify any deviations from the approved standards of performance. The Quality Assurance Committee shall, on behalf of the Board of Directors, serve as the initial level of review and recommendation in this regard, making regular reports to the full Board of Directors.

In the exercise of its oversight responsibilities, it is not the duty of the Committee (i) to plan or conduct audits or (ii) to determine that the Company's quality reports fairly present the Company's quality position or are in accordance with federal, state and other regulators. Instead, such duties remain the responsibility of the management of the Company, subject, however, to the general oversight responsibilities of the Board of Directors.

MEMBERSHIP

The Committee shall consist of at least two members of the Board. The Chair and members shall be appointed by action of the Board consistent with the Bylaws of the Company (the "Bylaws") and shall serve at the discretion of the Board. Each Committee member must be able to read and understand fundamental quality assurance reports, including the Company's internal and external audits and error management tracking and trending reports. It is preferable that at least one Committee member have past experience in quality assurance in a regulated industry or any other comparable experience or background.

COMMITTEE ORGANIZATION AND PROCEDURES

1.	The Chair (or in his or her absence, a member designated by the
Chair) shall preside at all meetings of the Committee.

2.	The Committee shall have the authority to establish its own rules and procedures consistent with the Bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3.	The Committee shall meet at least (four) times in each fiscal year, and more frequently as the Committee in its discretion deems desirable.

4.	The Committee may, in its discretion, include in its meetings members of the Company's regulatory affairs and quality assurance management and other regulatory affairs and quality assurance personnel employed or retained by the Company. The Committee may meet privately with any member of management, as it deems appropriate.

5.	The Committee may, in its discretion, utilize the services of the
Company's regular corporate legal counsel with respect to legal matters or, at its discretion, with the concurrence of the Chairperson of the Board of Directors, retain other legal counsel if it determines that such counsel is necessary or appropriate under the circumstances.

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RESPONSIBILITIES

Annual Report

1.	The Committee shall meet with the management of the Company in connection with each quality assurance annual report to discuss the report.

2.	The Committee shall, based on the report and discussions in
paragraph 1 above, and based on results of external inspections, recommend to the Board acceptance, modification or rejection of the quality assurance report.

Quarterly Report

1.	Quality assurance management may be requested to prepare reports quarterly.

Quality Program

1.	The Committee shall discuss with quality management, at least annually, the adequacy and effectiveness of the Quality Program of the Company, and consider any recommendations for improvement of such program.

2.	The Committee shall discuss with management any document provided by an external inspector, such as the FDA, and any other significant matters brought to the attention of the Committee.
All Form FDA 483 reports and the Corporation's response thereto shall be supplied to the committee chair as soon as completed, and shall be provided to the members of the Quality Committee at the committee's next regular meeting. The chair of the committee shall have the authority to convene one or more special meetings of the committee if, in his/her judgment, matters revealed in the 483 report or the Corporation's response thereto warrant a special meeting.

   Other Responsibilities

1.	The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

2.	The Committee, through its Chair or quality assurance management, shall report regularly to the Board of Directors concerning the quality operations of the Corporation and no less frequently than annually the agenda of the Board of Directors shall provide an opportunity for a formal presentation by the Quality Assurance and Training Management personnel and the Corporation's Medical
Director concerning the Corporation's compliance with appropriate quality standards.


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